Exhibit 21

LIST OF SUBSIDIARIES OF COMMUNITY HEALTH SYSTEMS, INC.
AS OF March 14, 2003

EACH SUBSIDIARY IS WHOLLY OWNED BY COMMUNITY HEALTH SYSTEMS, INC. (THE "COMPANY") UNLESS OTHERWISE INDICATED.

Community Health Systems, Inc. (DE)

        CHS/Community Health Systems, Inc. (DE)

            CHS Professional Services Corporation (DE)

            Community Health Investment Corporation (DE)

    Marion Hospital Corporation (IL)
    d/b/a: Marion Memorial Hospital; Heartland Regional Medical Center; Heartland Regional Medical Center Home Health Agency

      Heartland Regional Health Systems, LLC
      (Marion Hospital Corporation—100%)

CHS Holdings Corp. (NY)

Professional Account Services Inc. (TN) d/b/a: Community Account Services, Inc. (only in the states of TX, AR, NM & CA)
Physician Practice Support, Inc. (TN)
Community Health Management Services, Inc. (DE)
Hartselle Physicians, Inc. (AL) d/b/a: Family Health of Hartselle
Troy Hospital Corporation (AL) d/b/a: Edge Regional Medical Center
Edge Medical Clinic, Inc. (AL)
Greenville Hospital Corporation (AL) d/b/a: L.V. Stabler Memorial Hospital
Central Alabama Physician Services, Inc. (AL)
Community Health Network, Inc. (AL)
Eufaula Clinic Corp. (AL)
Eufaula Hospital Corporation (AL) d/b/a: Lakeview Community Hospital; Lakeview Community Hospital Home Health Agency
Foley Clinic Corp. (AL)
d/b/a: Orange Beach Family Practice
Foley Hospital Corporation (AL)
d/b/a: South Baldwin Regional Medical Center; South Baldwin Regional
Medical Center Home Health Agency
Greenville Clinic Corp. (AL)
Bullhead City Clinic Corp. (AZ)
Bullhead City Hospital Corporation (AZ)
d/b/a: Western Arizona Regional Medical Center; Western Arizona
Regional Medical Center Home Health Agency; Western Arizona Regional
Medical Center Hospice; W.A.R.M.C. Imaging Center
Silver Creek MRI, LLC (AZ)(1)
(Members: Bullhead City Hospital Corporation
—51%; Colorado River Radiology, P.C. —49%)

Payson Hospital Corporation (AZ)
d/b/a: Payson Regional Medical Center; Payson Regional Home Health
Agency; Payson Regional Medical Center Outpatient Treatment Center
Payson Healthcare Management, Inc. (AZ)
d/b/a: Payson Healthcare
Phillips Hospital Corporation (AR) d/b/a Helena Regional Medical Center, Helena Regional Medical Center Home Health Agency and Marvell Medical Clinic
Randolph County Clinic Corp. (AR) d/b/a Pocahontas Healthcare Specialists
Harris Medical Clinics, Inc. (AR) d/b/a: Harris Internal Medicine Clinic
Hospital of Barstow, Inc. (DE) d/b/a: Barstow Community Hospital
Barstow Healthcare Management, Inc. (CA)
Watsonville Hospital Corporation (DE) d/b/a: Watsonville Community Hospital; Prime Health at Home; The
Monterey Bay Wound Treatment Center
Fallbrook Hospital Corporation (DE) d/b/a: Fallbrook Hospital; Fallbrook Home Care Agency; Fallbrook
Hospital Skilled Nursing Facility; Fallbrook Hospice
Victorville Hospital Corporation (DE)
North Okaloosa Medical Corp. (FL)(2)
North Okaloosa Surgery Venture Corp. (FL)
HealthSouth/North Okaloosa Surgery, GP(3)
Crestview Hospital Corporation (FL) d/b/a: North Okaloosa Medical Center; North Okaloosa Medical Center Home Health; Gateway Medical Clinic; Hospitalist Services of Okaloosa County
Gateway Medical Services, Inc. (FL)
North Okaloosa Clinic Corp. (FL) d/b/a: Bluewater-Gateway Family Practice; Pinellas Physician Corporation
Lake Wales Hospital Corporation (FL)
Fannin Regional Hospital, Inc. (GA) d/b/a: Fannin Regional Hospital; Fannin Regional M.O.B; Medical
Specialties of Ellijay
Fannin Regional Orthopaedic Center, Inc. (GA)
Hidden Valley Medical Center, Inc. (GA) d/b/a: Ocoee Medical Clinic; Hidden Valley Medical Clinic — Blue Ridge;
Hidden Valley Medical Clinic— Ellijay; Tri-County Women's Health
Granite City Hospital Corporation (IL)
Granite City Illinois Hospital Company, LLC
Edwardsville Ambulatory Surgery Center, L.L.C.
            (Granite City Illinois Hospital Company, LLC — 100% of
            Class A Stock; Ronald Gould, MD (20% of Class B); Neil
            Frederickson, MD
            (20% of Class B); Charles Friedman, MD
            (20% of Class B); Peter Anderson, MD (20% of Class B);
Craig Beyer, MD (20% of Class B)

Granite City Clinic Corp. (IL) d/b/a: Heartland Healthcare Anna Hospital Corporation (IL) Red Bud Hospital Corporation (IL)
Red Bud Illinois Hospital Company, LLC (IL)
d/b/a Red Bud Regional Hospital, Red Bud Nursing Home; Red Bud Regional Hospital Home Care Services
Red Bud Clinic Corp. (IL)
d/b/a Khan Surgery; Women's Care Center; Red Bud Surgical Specialists
Memorial Management, Inc. (IL) d/b/a: Heartland Community Health Center
Hospital of Fulton, Inc. (KY) d/b/a: Parkway Regional Hospital, Clinton-Hickman County Medical Center; Hillview Medical Clinic; Parkway Regional Home Health Agency
Parkway Regional Medical Clinic, Inc. (KY) d/b/a: Hickman-Fulton County Medical Clinic; Women's Wellness Center; Doctors Clinic of Family Medicine
Hospital of Louisa, Inc. (KY) d/b/a: Three Rivers Medical Center; Three Rivers Home Care
Three Rivers Medical Clinics, Inc. (KY) d/b/a: Big Sandy Family Care; Three Rivers Family Care
Jackson Hospital Corporation (KY) d/b/a: Middle Kentucky River Medical Center; Kentucky River Medical Center
Jackson Physician Corp. (KY) d/b/a: Wolfe County Clinic; Beatyville Medical Clinic; Booneville Medical Clinic; Community Medical Clinic; Jackson Pediatrics Clinic; Jackson
Women's Care Clinic
Community GP Corp. (DE)
CRMC-GP Corp. (DE)
Community LP Corp. (DE)
River West, L.P. (DE)++ d/b/a: River West Medical Center; River West Home Care
Chesterfield/Marlboro, L.P. (DE)++ d/b/a: Marlboro Park Hospital; Chesterfield General Hospital
Cleveland Regional Medical Center, L.P. (DE)++ d/b/a: Cleveland Regional Medical Center
Timberland Medical Group (TX CNHO) Timberland Health Alliance, Inc. (TX PHO)
Northeast Medical Center, L.P. (DE)++ d/b/a: Northeast Medical Center; Northeast Medical Center Home Health
River West Clinic Corp. (LA)
Olive Branch Hospital, Inc. (MS) d/b/a: Parkwood Hospital
Olive Branch Clinic Corp. (MS)
Community Health Care Partners, Inc. (MS)
Washington Clinic Corp. (MS) d/b/a: Occupational Health Services

Washington Hospital Corporation (MS) d/b/a: The King's Daughters Hospital; The King's Daughters Hospital Skilled Nursing Facility; Leland Rural Health Clinic; Greenville Rural Health Clinic
Kirksville Hospital Corporation (MO)
Kirksville Missouri Hospital Company, LLC (MO)(4)
d/b/a Northeast Regional Medical Center; Northeast
                        Home Health Services; Northeast Regional Health and
                        Fitness Center; Northeast Regional Health System; Family
Health Center of Edina; A.T. Still Rehabilitation Center
New Concepts Open MRI, LLC (MO)(10)
Moberly Hospital, Inc. (MO) d/b/a: Moberly Regional Medical Center and Downtown Athletic Club
Moberly Medical Clinics, Inc. (MO) d/b/a: Tri-County Medical Clinic; Shelbina Medical Clinic;
Regional Medical Clinic; MRMC Clinic
Moberly Physicians Corp. (MO)
Salem Hospital Corporation (NJ)
            d/b/a: Memorial Hospital of Salem County; South Jersey Physical
            Therapy and Back Rehabilitation Center; Beckett Diagnostic
            Center; Memorial Home Health; Hospice of Salem County; The
            Memorial Hospital of Salem County; South Jersey Physical
Therapy of the Memorial Hospital of Salem County
Salem Clinic Corp. (NJ) d/b/a: Children's Healthcare Center; South Jersey Family Care Center
The Surgery Center of Salem County, LLC (NJ)(JV w/ no stock)
Deming Hospital Corporation (NM) d/b/a: Mimbres Memorial Hospital and Nursing Home; Deming
Rural Health Clinic; Mimbres Home Health and Hospice
Deming Clinic Corporation (NM)
Roswell Hospital Corporation (NM)
            d/b/a: Eastern New Mexico Medical Center; Eastern New Mexico
            Transitional Care Unit; Sunrise Mental Health Services; Eastern
            New Mexico Family Practice Residency Program; Eastern New
            Mexico Family Practice Residency Center; Valley Health Clinic of
Eastern New Mexico Medical Center
San Miguel Hospital Corporation (NM) d/b/a: Northeastern Regional Hospital
Hospital of Rocky Mount, Inc. (NC) d/b/a: Community Hospital of Rocky Mount, Inc.
Rocky Mount Physician Corp. (NC) d/b/a: Carolina Urgent Care
Williamston Clinic Corp. (NC) d/b/a: Northeastern Primary Care Group; University Family
Medicine Center; Roanoke Women's Healthcare
Williamston Hospital Corporation (NC) d/b/a: Martin General Hospital; Northern Primary Care Group; University Family Medicine Center; Roanoke Women's Healthcare; Martin General Health System

Plymouth Hospital Corporation (NC) d/b/a: Washington County Hospital HEH Corporation (OH)
Enid Health Systems, Inc. (DE)
Enid Regional Treatment Services, Inc. (DE)
CHS Berwick Hospital Corporation (PA)
d/b/a: Berwick Hospital Center; Berwick Recovery System;
Berwick Hospital Center Home Health Care; Berwick Retirement
Village Nursing Home; Berwick Home Health Hospice Care
Berwick Clinic Corp. (PA)
Berwick Home Health Private Care, Inc. (PA)
Clinton Hospital Corporation (PA) d/b/a: Lock Haven Hospital — Extended Care Unit
Coatesville Hospital Corporation (PA) d/b/a: Brandywine Hospital; Brandywine Health System,
Brandywine School of Nursing; Brandywine Hospitals; Women's Health-New Garden; Brandywine Hospital Home Health; Brandywine Hospital Hospice
BH Trans Corporation (PA) d/b/a Medic 93; Sky Flightcare

Northampton Hospital Corporation (PA)
d/b/a: Easton Hospital; Easton Hospital Home Health Services;
Outlook House; Easton Area Family Medicine Associates,
Bethlehem Area Pediatric Associates; Nazareth Area Family
Medicine Associates; Easton Area Obstetrics & Gynecology
Associates; George M. Joseph, MD & Associates; Easton Hospital
Hospice; Brighton Obstetrics &Gynecology
Northampton Physician Services Corp. (PA)
West Grove Hospital Corporation (PA)
d/b/a: Jennersville Regional Hospital; Jennersville Regional Home
Health Services; Jeffersville Regional Hospital Hospice Program;
HealthTech; Jennersville Pediatrics
Pottstown Hospital Corporation (PA)
Lancaster Hospital Corporation (DE)
d/b/a: Springs Memorial Hospital; Lancaster Recovery Center;
Rock Hill Rehabilitation; Lancaster Rehabilitation; Springs
Business Health Services; Hospice of Lancaster; Springs Wound
Treatment Center; Kershaw Family Medicine Center; Home Care of
Lancaster
Lancaster Imaging Center, LLC (Lancaster Hospital Corporation 51%; Mark Langdon, M.D. 49%)
Lancaster Clinic Corp. (SC) d/b/a: Lancaster Pediatrics; Springs Healthcare; Lancaster Urgent Care Clinic
Chesterfield Clinic Corp. (SC) d/b/a: Palmetto Pediatrics; Cheraw Medical Associates, and Reynolds Family Medicine
Marlboro Clinic Corp. (SC) d/b/a: Pee Dee Clinics and Cardiology Associates; Marlboro

Pediatrics and Allergy
Polk Medical Services, Inc. (TN)
East Tennessee Health Systems, Inc. (TN) d/b/a: Scott County Hospital
Scott County Medical Clinic, Inc. (TN) d/b/a: Scott County Imaging Center
d/b/a: McCreary Doctor's Medical Clinic (KY)
Sparta Hospital Corporation (TN) d/b/a: White County Community Hospital
White County Physician Services, Inc. (TN) d/b/a: White County Medical Associates; White County Internal Medicine; White County Women's Healthcare
Lakeway Hospital Corporation (TN)(5)
Hospital of Morristown, Inc. (TN) d/b/a: Lakeway Regional Hospital; Morristown Professional Building
Morristown Surgery Center, LLC (TN)
Lakeway Primary Care, Inc. (TN)
Morristown Clinic Corp. (TN) d/b/a: East Tennessee Ob-Gyn East Tennessee Clinic Corp. (TN)
Lakeway Clinic Corp. (TN) d/b/a: Women's Imaging Center Lakeway Primary Care Clinic
Bean Station Medical Center, LLC (TN)(6) d/b/a: Family Health Center in Bean Station, TN
Morristown Professional Centers, Inc. (TN)
Senior Circle Association (TN)
Jackson Hospital Corporation (TN)
Jackson, Tennessee Hospital Company, LLC (TN)
Sole Member: Jackson Hospital Corporation
d/b/a: Regional Hospital of Jackson
McKenzie Hospital Corporation (TN)
d/b/a: McKenzie Regional Hospital; Ambulance Service of McKenzie
Lexington Hospital Corporation (TN)
d/b/a: Henderson County Community Hospital; Community Home Health Agency; Ambulance Service of Lexington
Brownsville Hospital Corporation (TN)
d/b/a: Haywood Park Community Hospital
Dyersburg Hospital Corporation (TN)
d/b/a: Dyersburg Regional Medical Center; West Tennessee Home Health Agency; West Tennessee Regional Private Healthcare Services; Ambulance Service of Dyersburg
Martin Hospital Corporation (TN)
d/b/a: Volunteer Community Hospital
McNairy Hospital Corporation (TN)
d/b/a: McNairy Regional Hospital; Ambulance Service of McNairy

Madison Clinic Corp. (TN)
d/b/a: Jackson Pediatric Center
McKenzie Clinic Corp. (TN)
d/b/a: Family Medicine Clinic
Lexington Clinic Corp. (TN)
Brownsville Clinic Corp. (TN)
d/b/a: Brownsville Women's Center
Dyersburg Clinic Corp. (TN)
Martin Clinic Corp. (TN)
d/b/a: Rural Health Associates of NW TN; Martin Pediatric Clinic; Martin Specialty Clinics; Union City Specialty Clinic; Sharon Family Practice
Riverside MSO, LLC (TN) (no stock; Martin Clinic Corp., member)
McNairy Clinic Corp. (TN)
Ambulance Services of McNairy, Inc. (TN)
Ambulance Services of McKenzie, Inc. (TN)
Ambulance Services of Lexington, Inc. (TN)
Ambulance Services of Dyersburg, Inc. (TN)
Highland Health Systems, Inc. (TX)
Lubbock, Texas — Highland Medical Center, L.P.(7)
d/b/a Highland Medical Center, L.P.
(Highland Health Systems, Inc. — GP)
Highland Medical Outreach Clinics (TX CNHO)
Highland Health Care Clinic, Inc. (TX)
Big Spring Hospital Corporation (TX) d/b/a: Scenic Mountain Medical Center;
Scenic Mountain Home Health; Scenic Mountain Medical Center Skilled Nursing Facility; Scenic Mountain Medical Center Psychiatric Unit
Scenic Managed Services, Inc. (TX) d/b/a: Scenic Mountain MSO
Granbury Hospital Corporation (TX) d/b/a: Lake Granbury Medical Center; Lake Granbury Medical
Center; Lake Granbury Medical Center Home Health
Hood Medical Group, Inc. (TX CNHO) d/b/a: Brazos Medical and Surgical Clinic
Granbury Hospital Corporation — ASC (TX)
Hood Medical Services, Inc. (TX)
Big Bend Hospital Corporation (TX) d/b/a: Big Bend Regional Medical Center; Big Bend Regional
Medical Center Home Health Agency; Alpine Rural Health Clinic; Presidio Rural Health Clinic; Marfa Rural Health Clinic
Cleveland Clinic Corp. (TX) d/b/a: New Caney Clinic
Jourdanton Hospital Corporation (TX) d/b/a South Texas Regional Medical Center

Tooele Hospital Corporation (UT) d/b/a: Mountain West Medical Center; Mountain West Home Health Agency; Tooele Valley Private Home Care;
Tooele Valley Ambulance Service; Peak Physical Therapy and
Wellness Center of Tooele Valley; Tooele Valley Regional Medical
Center; Toole Valley Nursing Home; Toole Valley Home Health
Agency; Mountain West Ambulance Service; Mountain West Medical
Center Physical Therapy and Wellness Center; Mountain West Private Care Agency
Tooele Clinic Corp. (UT)
Russell County Medical Center, Inc. (VA) d/b/a: Riverside Community Medical Center; Hansonville Medical Clinic
Russell County Clinic Corp. (VA) d/b/a: Community Medical Care; Appalachian Urology Center; Generations Healthcare for Women; Lebanon Orthopedics; Lebanon Pediatrics
Emporia Clinic Corp. (VA) d/b/a: Gasburg Family Health Care; Primary Care of Brunswick County; South Central Virginia Pain Management
Emporia Hospital Corporation (VA) d/b/a: Greensville Memorial Hospital
Petersburg Virginia Hospital Corporation (VA)
Logan Hospital Corporation (WV)
Logan, West Virginia Hospital Company, LLC (WV)
(Logan Hospital Corporation 100%)
Oak Hill Hospital Corporation (WV) d/b/a Plateau Medical Center
Oak Hill Clinic Corp. (WV)
d/b/a Plateau Surgical Associates
Evanston Clinic Corp. (WY)
Evanston Hospital Corporation (WY)
            d/b/a: Evanston Regional Hospital; Evanston Regional Hospital
            Home Care; Evanston Dialysis Center; Uinta Family Practice;
            Bridger Valley Family Practice; Evanston Regional Hospice;
Bridger Valley Physical Therapy
Community Health Systems, Inc. (DE)
CHS/Community Health Systems, Inc. (DE)
CHS Professional Services Corporation (DE)
Community Health Investment Corporation (DE)
Hallmark Healthcare Corporation (DE)
National Healthcare of Mt. Vernon, Inc. (DE) d/b/a: Crossroads Community Hospital; Crossroads Community Home Health Agency; Crossroads Healthcare Center
Poplar Bluff Management, Inc. (DE)
Hallmark Healthcare Management Corporation (DE)
Hallmark Holdings Corp. (NY)
INACTCO, Inc. (DE)
National Healthcare of England Arkansas, Inc. (DE)

National Healthcare of Hartselle, Inc. (DE) d/b/a: Hartselle Medical Center
National Healthcare of Decatur, Inc. (DE) d/b/a: Parkway Medical Center
Parkway Medical Clinic, Inc. (AL)
Cullman Hospital Corporation (AL)(8)
National Healthcare of Cullman, Inc. (DE) d/b/a: Woodland Medical Center
Cullman Surgery Venture Corp. (DE)
Cullman County Medical Clinic, Inc. (AL)
National Healthcare of Newport, Inc. (DE) d/b/a: Harris Hospital; Harris Hospital Home Health Agency; Nightingale Home Health Agency; Tuckerman Health Clinic
Harris Managed Services, Inc. (AR)
Jackson County PHO, Inc. (AR)
National Healthcare of Pocahontas, Inc. (AR) d/b/a: Randolph County Medical Center
National Healthcare of Holmes County, Inc. (FL)
Holmes County Clinic Corp. (FL) d/b/a: Holmes Valley Medical Clinic
Healthcare of Forsyth County, Inc. (GA)
Health Care of Berrien County, Inc. (GA) d/b/a: Berrien County Hospital; Georgia Home Health Services
Berrien Nursing Center, Inc. (GA) d/b/a: Berrien Nursing Center
Berrien Clinic Corp. (GA) d/b/a: Alapaha Medical Clinic
Crossroads Physician Corp. (IL) d/b/a: Kessler Family Practice; Mt. Vernon Surgical Association;
Benton Family Practice
National Healthcare of Leesville, Inc. (DE) d/b/a: Byrd Regional Hospital
Byrd Medical Clinic, Inc. (LA) d/b/a: Byrd Regional Health Centers
Sabine Medical Center, Inc. (AR) d/b/a: Sabine Medical Center
Sabine Medical Clinic, Inc. (LA)
Cleveland Hospital Corporation (TN)(9)
National Healthcare of Cleveland, Inc. (DE) d/b/a: Cleveland Community Hospital
Family Home Care, Inc. (TN)
Cleveland PHO, Inc. (TN)
Cleveland Medical Clinic, Inc. (TN) d/b/a: Physicians Plus; Westside Family Physicians; Cleveland Medical Group; Westside Surgical Associates
NHCI of Hillsboro, Inc. (TX) d/b/a: Hill Regional Hospital; Hill Regional Medical Clinic of Whitney
Hill Regional Clinic Corp. (TX)

Subsidiaries not included on this list, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary, as such term is defined by Rule 1-02(w) of Regulation S-X.

++
Community LP Corp. owns 99.5% and Community GP Corp. Owns .5%.

1
Bullhead City Hospital Corporation owns 51%.

2
CHS Holdings Corp. owns 91.57%.

3
Okaloosa Surgery Venture Corp. owns 34.5%.

4
Kirksville Hospital Corporation holds 82%.

5
CHS Holdings Corp. owns 98.37%.

6
Lakeway Clinic Corp owns 50%.

7
Highland Health Systems, Inc. holds a 20% General Partnership Interest and a 62.3% Limited Partnership Interest.

8
Hallmark Holdings Corp. owns 80.81%.

9
Hallmark Holdings Corp. owns 84.59%.

10
Kirksville Missouri Hospital Company, LLC holds 60%.